                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation
                                           )           CHAPTER 11
                                           )           Case No. 01-25013 DK
                                           )
                                           )
                     Debtor(s)             )

                            MONTHLY OPERATING REPORT
                       For the Month Ending August 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2.  PREPARER:  State the name,  address,  telephone  number and  position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                  0
--------------------------------------------------------------------------------
Current number of employees:                           0
--------------------------------------------------------------------------------
Gross monthly payroll:
--------------------------------------------------------------------------------
        Officers, directors, and principals            0
--------------------------------------------------------------------------------
        Other employees                                0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                    YES
--------------------------------------------------------------------------------
Exceptions:                                      _______________________________

                                                 _______________________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR  BUSINESS  or STATUS
OF OPERATIONS since the last reporting  period?  No.

5. Are all BUSINESS LICENSES or BONDS current?   YES

                                                                          FORM 5
                                                                       Continued

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                              $
--------------------------------------------------------------------------------
B.  Collected this Period                        $
================================================================================
C.  Ending Balance (A minus B)                   $
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                               $
--------------------------------------------------------------------------------
B.  Incurred this Period                          $
--------------------------------------------------------------------------------
C.  Collected this Period                         $
================================================================================
D.  Ending Balance (A plus B minus C)             $
================================================================================

Ending Balance Aging:

0-30 Days: $ __________31-60 Days: $ _____________Over 60 Days:$ _______________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                              $
--------------------------------------------------------------------------------
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period
================================================================================
D.  Ending Balance (A plus B minus (1)           $
================================================================================

Ending Balance Aging:

0-30 Days: $ _____________31-60 Days: $ _________ Over 60 Days: $_______________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - NOT APPLICABLE

(1) Does not include approximately $71 million in intercompany accounts payable.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                    YES (1)

On the attached IRS Form 6123 report all tax  deposits  made with any  financial institution for federal  employment taxes during the reporting  period.  Be sure the form is  complete  and signed by an  authorized  employee  of the  receiving institution  or taxing  authority.  Also attach  copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the post-petition period ending August 31, 2002.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained  monthly and are all all current? YES

                                                                          FORM 5
                                                                       Continued

12.     INSURANCE:                Policy expiration dates:
================================================================================
        Auto and truck                  10/20/2002
--------------------------------------------------------------------------------
        Fire                            10/20/2002
--------------------------------------------------------------------------------
        D&O Insurance                   10/20/2002
--------------------------------------------------------------------------------
        Liability                       10/20/2002
--------------------------------------------------------------------------------
        Workers Comp.                   10/20/2002
================================================================================

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

OR consent to relief from the automatic stay ( S362)? NO.

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor? YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? No, however ING Barings has attempted to foreclose, without court authorization or debtor's consent, on debtor's shares of Phone Systems and Networks, Inc.

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion           Brief Description of Asset          Projected Income
================================================================================
                                                             $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: NONE
================================================================================
Creditor         Frequency        Amount of      Next Payment     Post-Petition
                    of          Each Payment        Due           Payments not
                 Payments                                         Made: Numbers
                   per                                            and Amounts
                 Contract
================================================================================
                             $                  /          /
--------------------------------------------------------------------------------
                             $                  /          /
================================================================================

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period: NONE

Professional                       Service                     Projected Income
================================================================================
                                                             $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                                                                          FORM 5
                                                                       Continued

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                     Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                  None
--------------------------------------------------------------------------------
Month 2 ( current quarter)                  None
--------------------------------------------------------------------------------
Month 3 ( current quarter)                  None
================================================================================
Total                                       None
================================================================================

Quarterly Fee Owed $ 250.00 (Refer to Fee Calculation Chart on page 16)
Payment of $250.00 will be due and payable after September 30, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: September 20, 2002                      DEBTOR IN POSSESSION
                                           By:          Prabhav Maniyar
                                           Name/Title:  Chief Financial Officer,
                                                        Director and Secretary
                                           Address:     1151 Seven Locks Road
                                                        Potomac, MD  20854
                                           Telephone:   (301) 610-4300

                                            /s/ Prabhav Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Communications Corporation  CHAPTER 11
                                        )           Case No. 01-25013 DK
                                        )
                                        )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                        For the Month Ended August 31, 2002
               (All figures refer to post-petition transactions)

                                        This Month                 Year to Date
================================================================================
A. TOTAL SALES/INCOME                 $                       $
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory           $                       $
--------------------------------------------------------------------------------
     Purchased Services               $                       $
--------------------------------------------------------------------------------
     Other: (Identify)                $                       $
--------------------------------------------------------------------------------
     ___________________
================================================================================
B. SUBTOTAL Cost of Sales             $                       $
================================================================================
C. GROSS PROFIT (A - B)               $                       $
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                              $ 200,000            $ 2,187,906
================================================================================
D.  SUBTOTAL Operating Expenses       $ 200,000           $ 2,187,906
================================================================================
E.  PROFIT/LOSS FROM OPERATION        $ (200,000)          $ (2,187,906)
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                 $ (242,882)          $ (2,141,657)
--------------------------------------------------------------------------------
     Interest Income                  $ -                  $ 17
--------------------------------------------------------------------------------
     Market adjustment for investment
     in PSN (1)                       $      -             $ (7,779,670)
--------------------------------------------------------------------------------
     ________________________                                 $
================================================================================
F. SUBTOTAL Other Income (Expenses)   $ (242,882)          $ (9,921,310)
================================================================================
G. Income Tax Expense                                         $
================================================================================
H. NET INCOME (LOSS) (E+F-G)          $ (442,882)          $ (12,109,216)
================================================================================

(1)  See Footnote 2 on Form 10.

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                        SCHEDULE AR (Accounts Receivable)
                               As of August 31, 2002
                      (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR - No Trade Accounts Receivable
================================================================================
Debtor (Due From)    Total Due      Date Incurred     Past Due        Past Due
                                                     31-60 Days     Over 60 Days
================================================================================

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                         SCHEDULE AP (Accounts Payable)
                               As of August 31, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable
================================================================================
Due to      Total Due        Date Incurred         Past Due           Past Due
                                                  31-60 Days        Over 60 Days
================================================================================

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation          ) CHAPTER 11
                                                          ) Case 01-25013
                                                          )
                       Debtors (s)                        )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                        For the Month Ending August 31, 2002
               (All figures refer to post-petition transactions)

                                       Operating Account           Totals
================================================================================
A.  Beginning Cash Balance
    from Balance Sheet                                          $ 1,616
================================================================================
B. Net Income for month                                           +$ (442,882)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
        Interest                                                $ 242,882
--------------------------------------------------------------------------------
        Market adjustment for investment in PSN                 $    -
--------------------------------------------------------------------------------
        Unearned Compensation                                   $    -
================================================================================
C. SUBTOTAL Expenses Not
   Requiring Cash                    +$ 242,882
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                     =$ (198,384)
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Deferred financing fees        $    -
--------------------------------------------------------------------------------
       Decrease (Incr) -              $    -
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses               $    -
--------------------------------------------------------------------------------
       Increase (Decr) -
       Intercompany Payable           $    -
--------------------------------------------------------------------------------
       Increase (Decr) -
       Investment in Subsidiaries     $    -
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Prof. Fees             $  200,000
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                     +$     200,000
================================================================================
F. Ending Cash Balance (D+E)                                   =$ 1,616
--------------------------------------------------------------------------------
       Ending Balance per Bank
       Statement CMA                                              1,615
--------------------------------------------------------------------------------
       Ending Balance per Bank
       Statement Premier                                          -
--------------------------------------------------------------------------------
       Less Outstanding Checks       -$
--------------------------------------------------------------------------------
       Adjustment                    +$   1
--------------------------------------------------------------------------------
       Add Deposits in Transit       +$
================================================================================
G. RECONCILED BANK BALANCE                                    =$ 1,616
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation  )         CHAPTER 11
                                                   )         Case No.01-25013 DK
                                                   )

                                  BALANCE SHEET
                               As of August 31, 2002

                                         Asset                      Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
    Cash                               $ 1,616
--------------------------------------------------------------------------------
    Receivables from Officers,
    Employees, Affiliates
--------------------------------------------------------------------------------
    Notes Receivables Stocks
--------------------------------------------------------------------------------
    Inventory
--------------------------------------------------------------------------------
    Other Current Assets:              $ 34,224
================================================================================
A.  SUBTOTAL Current Assets                                    $ 35,840
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
    Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
    Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                      $
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
    Investments                        $ 1,918,393
--------------------------------------------------------------------------------
    Pledged securities                 $ 5,882
--------------------------------------------------------------------------------
    Deferred financing fees            $ 4,583,961
--------------------------------------------------------------------------------
    Investment in affiliates (1)       $ 219,491,569
================================================================================
C.  SUBTOTAL  Other Assets                                     $ 225,999,805
================================================================================
D.  TOTAL ASSETS (A+B+C)                                       $ 226,035,645
================================================================================

                                             Liability            Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
    Accrued expenses                        $ 1,348,097
--------------------------------------------------------------------------------
    Intercompany Payable                    $ 800,143
--------------------------------------------------------------------------------
    Notes Payable
--------------------------------------------------------------------------------
    Accrued interest on secured debt        $ 2,305,553
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                        $ 4,453,793
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
    Priority Claims                         $
--------------------------------------------------------------------------------
    Intercompany payable                    $ 70,308,632
--------------------------------------------------------------------------------
    Secured Debts                           $ 39,904,224
--------------------------------------------------------------------------------
    Unsecured Debts                         $ 169,027,027
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                          $ 279,239,883
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
    Common Stock                            $ 165,533
--------------------------------------------------------------------------------
    Unearned Compensation                   $ (52,668)
--------------------------------------------------------------------------------
    Additional Paid-in Capital              $ 133,729,414
--------------------------------------------------------------------------------
    Retained Earnings (deficit):
--------------------------------------------------------------------------------
         Pre-Petition                       $ (179,141,977)
--------------------------------------------------------------------------------
         Post-Petition                      $ (12,358,333)
================================================================================
G.  SUBTOTAL Stockholders' Equity                              $ (57,658,031)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)         $ 226,035,645
================================================================================

(1)  Represents the carrying value of investment in affiliates.  Includes certain  adjustments to reflect current market value and/or the equity in income or loss of affiliates.